                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                  WM Trust II
                (Name of Registrant as Specified In Its Charter)



                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

[WM GROUP OF FUNDS LOGO]

P.O. Box 9757
Providence, RI 12947-9757

                                                                    May 17, 1999


Dear Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the WM International Growth Fund for the purpose of approving a new investment sub-advisory agreement with Capital Guardian Trust Company (Capital Guardian). This proxy statement is designed to give you detailed information about the proposal. We encourage you to follow the Board of Trustees' recommendation by voting "FOR" the proposal.

A Special Meeting of Shareholders of the Fund has been scheduled for June 23, 1999. While you, of course, are welcome to join us at the meeting, most shareholders cast their votes by completing and signing the proxy card that accompanies this proxy statement. YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE. For your convenience, we have enclosed a postage-paid reply envelope.

The WM Group of Funds employs a "two-tiered" investment management structure. We select only experienced portfolio managers with proven track records to handle the day-to-day investment management decisions for our funds. Overall investment practices, guidelines, and performance are then monitored and reviewed by a team of investment professionals at WM Advisors, Inc.

In an ongoing effort to provide our shareholders with the highest quality investment management possible, we have chosen Capital Guardian to assume sub-advisory responsibilities for the WM International Growth Fund. An institutional investment management firm founded in 1968, Capital Guardian currently manages more than $80 billion in assets, with $40 billion in international equity portfolios alone. Based on our extensive research and analysis, we believe Capital Guardian's experience and proven track record in managing international equity portfolios will benefit the Fund.

We feel confident that Capital Guardian will be a valuable addition to the WM Funds family. We appreciate your investment in the WM Group of Funds, and look forward to serving your investment needs in the years to come. If you have any questions about this proposal, please do not hesitate to call (800) 222-5852.



Sincerely,


/s/ William G. Papesh
-------------------------------
William G. Papesh
President



           This material must be preceded or accompanied by a current
                         WM Group of Funds prospectus.



Distributed by WM Funds Distributor, Inc.

                               WM GROUP OF FUNDS

                                  WM TRUST II

                           INTERNATIONAL GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON JUNE 23, 1999


To the Shareholders of the International Growth Fund:

     Notice is hereby given that a Special Meeting of Shareholders of the International Growth Fund (the "Fund"), a series of WM Trust II, will be held on June 23, 1999 at 10:00 a.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, for the following purposes:

          1. To approve or disapprove a new Sub-Advisory Agreement relating to the Fund by and between WM Advisors, Inc. and Capital Guardian Trust Company.

          2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 26, 1999 are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Trustees,


                                          John T. West

                                          Secretary


May 14, 1999


                             YOUR VOTE IS IMPORTANT

PLEASE RESPOND -- YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                               WM GROUP OF FUNDS
                                  WM TRUST II
                           INTERNATIONAL GROWTH FUND

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust II (the "Trust") for use at the Special Meeting of Shareholders of the International Growth Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Pacific time, on June 23, 1999 at 1201 Third Avenue, 22nd Floor, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about May 14, 1999.



     A COPY OF THE ANNUAL REPORT OF THE TRUST FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101 OR BY CALLING (800) 222-5852.


I.  GENERAL


     All shareholders of record of the Fund as of the close of business on April 26, 1999, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 14,470,914.


     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on Proposal 1.


     Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Advisor") and its affiliates. The Trust may decide to retain D.F. King & Co., Inc. to aid in solicitation of proxies for a fee not to exceed $1,000. The costs of retaining D.F. King & Co., Inc. and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Fund.

II.  APPROVAL OF SUB-ADVISORY AGREEMENT WITH CAPITAL GUARDIAN TRUST COMPANY


THE PROPOSAL

     As described more fully below, the Advisor has proposed that Capital Guardian Trust Company ("Capital Guardian") serve as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement (the "Proposed Agreement") with respect to the Fund. In order for Capital Guardian to serve as sub-advisor to the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreement by both the Trust's Board of Trustees and the Fund's shareholders.


     The Proposed Agreement was approved (subject to shareholder approval and formal ratification by the Trustees at an in-person meeting called for that purpose to be held on June 8, 1999) by a majority of the Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Proposed Agreement (the "Independent Trustees"), on April 21, 1999. A majority of the Trustees, including a majority of the Independent Trustees, have also recommended approval of the Proposed Agreement by shareholders. In determining to recommend the engagement of Capital Guardian, the Trustees particularly focused on Capital Guardian's historical performance relative to that of the Fund. The Trustees also considered the extensive experience of Capital Guardian in managing international investments, its investment philosophy and value orientation, which the Advisor believes are well-suited to the Fund, its name recognition and organizational stability, its administrative support capabilities, and its fees. If the shareholders do not approve the Proposed Agreement, the Trustees will consider what further actions to take. Such actions could include considering another potential sub-advisor for the Fund.


     A description of the Proposed Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of Proposed Agreement." Such description is qualified in its entirety by reference to the form of the Proposed Agreement set forth in Appendix A to this Proxy Statement. Additional information about Capital Guardian is set forth below under "Other Information."

DESCRIPTION OF PROPOSED AGREEMENT

     In order to assist it in carrying out its responsibilities as manager of the Fund, the Advisor has proposed to retain Capital Guardian under the Proposed Agreement to render sub-advisory services to the Fund under the supervision of the Advisor and the Trustees of the Trust.


     Under the Proposed Agreement, the Advisor would pay the fees of Capital Guardian in accordance with the fee schedule set forth in Annex A of the Proposed Agreement. The schedule provides certain discounts based upon (1) assets of the Fund and certain affiliates of the Advisor managed by Capital Guardian or its affiliates and (2) the revenues received by Capital Guardian pursuant to those arrangements. Had the Proposed Agreement been in effect for the fiscal year ended October 31, 1998, the Advisor estimates that Capital Guardian would have received a fee equal to approximately 0.44% of the Fund's average daily net assets. This fee estimate assumes, for purposes of calculating applicable fee discounts, that aggregate assets managed by Capital Guardian or its affiliates for the Fund and certain affiliates of the Advisor were $550,963,740 and is based on (i) the average daily net assets of the Fund for the fiscal year ended October 31, 1998, plus (ii) the assets, as of May 1, 1999, of certain affiliates of the Advisor managed (or to be managed) by Capital Guardian.

     The Proposed Agreement provides that, subject to the supervision of the Trustees and the Advisor, Capital Guardian would act in conformity with (to the extent related to the scope of its duties reasonably contemplated under the Proposed Agreement) the Trust's Master Trust Agreement, the 1940 Act, the Investment Advisers Act of 1940 (to the extent applicable) and the Internal Revenue Code of 1986; make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time with notice to Capital Guardian; place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; maintain books and records with respect to the securities transactions of the Fund and furnish to the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders. The Proposed Agreement further provides that Capital Guardian shall not use such records and information for any purpose other than performance of its responsibilities and duties under the Proposed Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where Capital Guardian may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust. In providing those services, Capital Guardian would supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, Capital Guardian would furnish the Fund or the Advisor with whatever statistical information the Fund or the Advisor may reasonably request with respect to the investments that the Fund may hold or contemplate purchasing.



     The Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be on or about July 1, 1999) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, the Proposed Agreement be approved at least annually by
(i) the vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement terminates automatically in the event of its assignment or upon any termination of the advisory agreement between the Trust and the Advisor. The Proposed Agreement may be terminated without penalty, on 60 days' written notice, by the Advisor, by the Board of Trustees of the Trust or by a vote of a majority of the Funds' shares, or upon 60 days' written notice by Capital Guardian.



     The Proposed Agreement provides that Capital Guardian shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Fund in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


TRUSTEES' RECOMMENDATION


     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED AGREEMENT.


     Approval requires the vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III.  ADDITIONAL INFORMATION

INFORMATION ABOUT THE TRUST

     The Trust is an open-end management investment company organized in 1989 as a business trust under the laws of Massachusetts. The Trust is a series investment company with nine investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

INFORMATION ABOUT THE ADVISOR


     WM Advisors, Inc., the Advisor to the Fund, is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of both the Advisor and Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.



     The Principal Executive Officer and Directors of the Advisor and their principal occupations are listed below. The address for each is 1201 Third Avenue, Seattle, WA 98101.



           NAME                                 PRINCIPAL OCCUPATION
           ----                                 --------------------
Monte D. Calvin              First Vice President of WM Shareholder Services, Inc. (the
                               "Transfer Agent"), the Advisor and WM Funds Distributor,
                               Inc. (the "Distributor")
Sandra A. Cavanaugh          First Vice President of the Advisor, Transfer Agent and
                               Distributor
Craig S. Davis               Executive Vice President of Washington Mutual, Inc.
Sharon L. Howells            First Vice President and Corporate Secretary of the
                               Advisor, Distributor, and Transfer Agent
Kenneth Lepore               President of the Transfer Agent
William G. Papesh            President of the Advisor, Distributor and WM Group of
                               Funds


ADVISORY AGREEMENT

     The Advisor currently acts as the Fund's Advisor pursuant to an agreement with the Trust dated March 20, 1998, as amended as of January 1, 1999 (the "Advisory Agreement"), and approved by the Fund's shareholders on December 23, 1997. The Advisory Agreement was submitted for shareholder approval at such time in connection with the original appointment of the Advisor.

     The Advisor's responsibilities under the Advisory Agreement include managing the Fund's investment operations and portfolio composition, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to the Fund and may change or eliminate any such sub-advisor. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.


     The Advisory Agreement provides that it will, unless sooner terminated, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually (a) by the vote of a majority of the Trustees, or

(b) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Advisor. The Advisory Agreement provides that it may be amended only in accordance with the 1940 Act.


     The Advisory Agreement may be terminated at any time without the payment of any penalty, by either the Trust (by vote of the Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund) or the Advisor upon 60 days' written notice to the other.


     The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.


     The Advisory Agreement provides that the Advisor shall pay the expenses incurred by it in connection with its activities under the Advisory Agreement.

     Under the Advisory Agreement, a monthly advisory fee based on the average daily net assets of the Fund is payable by the Fund to the Advisor at an annual rate of 1.10% on the first $50 million of net assets, plus 1.00% on the next $75 million of net assets, plus 0.80% on net assets in excess of $125 million.

FEES PAID


     For the fiscal year ended October 31, 1998 (a four-month period due to a change in the fiscal year), the Fund paid advisory fees to the Advisor, transfer agency fees to the Transfer Agent, and distribution fees to the Distributor as follows: advisory fees: $497,321; transfer agency fees: $46,783; distribution fees: $69,684.


INFORMATION ABOUT CAPITAL GUARDIAN


     Capital Guardian has provided the Advisor with the following information about its organization. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. ("CGI"), which in turn is owned by The Capital Group Companies, Inc. ("CGC"), all of which are located at 333 South Hope Street, Los Angeles, CA 90071. CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. A broad group of approximately 250 key investment and administrative people have an equity participation in CGC, with 100% of the company owned by active associates and recent retirees. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $85.9 billion as of March 31, 1999. Capital Guardian has informed the Advisor that it has no financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the Proposed Agreement.

     The Principal Executive Officer and Directors of Capital Guardian and their principal occupations and addresses are listed below:



NAME                           PRINCIPAL OCCUPATION                         ADDRESS
----                           --------------------                         -------
Robert Ronus             President of Capital Guardian,     333 South Hope Street, 55th Floor
                         Portfolio Manager                  Los Angeles, CA 90071-1447

Andrew F. Barth          Research Analyst                   333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447

Michael D. Beckman       Sr. Vice President and Treasurer   135 South State College Boulevard
                         of Capital Guardian                Brea, CA 92821-5804

Larry P. Clemmensen      President of CGC                   333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447

Roberta A. Conroy        Attorney                           11100 Santa Monica Boulevard, 15th Floor
                                                            Los Angeles, CA 90025-3384

David I. Fisher          Portfolio Manager                  11100 Santa Monica Boulevard, 15th Floor
                                                            Los Angeles, CA 90025-3384

William H. Hurt          Portfolio Manager                  333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447

Nancy J. Kyle            Portfolio Manager                  630 Fifth Avenue, 36th Floor
                                                            New York, NY 10111-0121

Karin L. Larson          Research Analyst                   11100 Santa Monica Boulevard, 15th Floor
                                                            Los Angeles, CA 90025-3384

D. James Martin          Research Analyst                   333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447

John R. McIllwraith      Portfolio Manager                  One Market, Steuart Tower, Suite 1800
                                                            San Francisco, CA 94105-1409

James R. Mulally         Portfolio Manager                  11100 Santa Monica Boulevard, 15th Floor
                                                            Los Angeles, CA 90025-3384
Jason M. Pilalas         Research Analyst                   333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447
Theodore R. Samuels      Portfolio Manager                  333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447
John H. Seiter           Portfolio Manager                  333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447
Eugene P. Stein          Portfolio Manager                  333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447
Shaw B. Wagener          Portfolio Manager                  333 South Hope Street, 55th Floor
                                                            Los Angeles, CA 90071-1447


     If the Proposed Agreement is approved by shareholders (assuming approval of the Proposed Agreement by the Board of Trustees at an in-person meeting called for that purpose to be held on June 8, 1999), a team of portfolio managers will have responsibility for the day-to-day management of the Fund's portfolio, effective on or about July 1, 1999. The members of the management team would be:
David I. Fisher, Chairman of the Board of CGI and Capital Guardian (29 years with Capital Guardian); Harmut Giesecke, Chairman of the Board of Capital Guardian's Japanese investment management subsidiary, Capital International K.K.,

Managing Director Asia-Pacific of CGI, Senior Vice President and Director of Capital International Research, Inc. and Capital International, Inc. (26 years with Capital Guardian); Richard N. Havas, Senior Vice President and a portfolio manager with research responsibilities for Capital Guardian and Capital International Limited (13 years with Capital Guardian); Nancy J. Kyle, Senior Vice President, Director and a member of the Executive Committee of Capital Guardian, President and a Director of Capital Guardian (Canada), Inc., and a Vice President of Emerging Markets Growth Fund (8 years with Capital Guardian); John McIlwraith, Senior Vice President-International and a Director of Capital Guardian, a Director and a Senior Vice President of Capital International Limited, and an international equity portfolio manager (15 years with Capital Guardian); Robert Ronus (President and a Director of Capital Guardian, Chairman of the Board of Capital International Research, Inc., Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of CGC and CGI, and a Senior Vice President of Capital International S.A. and Capital International Limited (26 years with Capital Guardian); Lionel M. Sauvage, a Senior Vice President and a portfolio manager for Capital Guardian and a Vice President and a Director of Capital International Research (12 years with Capital Guardian); Nilly Sikorsky, President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe, and a Director of CGI, CGC, Capital International Limited and Capital International K.K. (36 years with Capital Guardian); and Rudolf M. Staehelin, Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. (17 years with Capital Guardian).



OTHER FUNDS SUB-ADVISED BY CAPITAL GUARDIAN



     Capital Guardian has provided the Advisor with following information relating to certain other funds it sub-advises. As of March 31, 1999, Capital Guardian acts as a sub-advisor to the registered investment companies listed below which have a similar investment mandate to that of the Fund. The size of each fund and the fee schedule applicable to each is set forth below. Capital Guardian has not waived, reduced or otherwise agreed to reduce compensation under the schedules below except as may be noted.



                                                                  FEES AS A PERCENTAGE OF ASSETS
                                                    ----------------------------------------------------------
                                                                     BETWEEN         BETWEEN
                                     ASSETS AS OF      FIRST      $25,000,000 &   $50,000,000 &       OVER
FUND                                   3/31/99      $25,000,000    $50,000,000    $250,000,000    $250,000,000
----                                 ------------   -----------   -------------   -------------   ------------
Diversified Investment Advisors-
  International Equity Fund........  $368,302,946       .75%           .60%           .425%           .375%
Fremont International Growth
  Fund.............................  $ 37,128,589       .75%           .60%           .425%           .375%
Vantage Point International Fund...  $136,451,336       .75%           .60%           .425%           .375%
Republic International Equity
  Fund.............................  $239,234,642       .70%           .55%           .425%           .375%
SEI Institutional Investments
  Trust*...........................  $162,200,000       .75%           .60%           .425%           .375%
SEI Institutional International
  Trust*...........................  $355,300,000       .75%           .60%           .425%           .375%
American General International
  Value Fund-AG2...................  $  6,200,000       .75%           .60%           .425%           .375%
American General International
  Value Fund-AG3...................  $  6,800,000       .75%           .60%           .425%           .375%


---------------
* Based upon a funding commitment to reach a designated asset level within a set time, Capital Guardian has charged under the above schedule from the onset as if the designated asset level had been reached.

CURRENT SUB-ADVISORY AGREEMENT


     Warburg Pincus Asset Management, Inc. ("Warburg") currently acts as sub-advisor to the Fund pursuant to an agreement (the "Current Sub-Advisory Agreement") with the Advisor dated March 20, 1998, which was approved by the Fund's shareholders on December 23, 1997. The Current Sub-Advisory Agreement was submitted for shareholder approval at such time in connection with the original appointment of the Advisor. The Board of Trustees of the Trust approved such agreement at a meeting held on October 27-28, 1997. Under the Current Sub-Advisory Agreement, Warburg is compensated for its services by the Advisor at an annual rate of 0.50% of the Fund's average daily net assets. The aggregate fee paid to Warburg during the four-month fiscal year ended October 31, 1998 was $247,641. The Advisor has notified Warburg that the Current Sub-Advisory Agreement will terminate on June 30, 1999 in order to accommodate the engagement of Capital Guardian under the Proposed Agreement, which if approved, will be effective on July 1, 1999.


COMPARISON OF PROPOSED AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT


     The material terms of the Current Sub-Advisory Agreement and the Proposed Agreement are substantially the same, except for the sub-advisory fee rates. Had the Proposed Agreement been in effect during the four-month fiscal year ended October 31, 1998, the Advisor estimates that the aggregate sub-advisory fee would have been approximately $212,396. This fee estimate assumes, for purposes of calculating applicable fee discounts, that aggregate assets managed by Capital Guardian or its affiliates for certain affiliates of the Advisor are $550,963,740 and is based on (i) the average daily net assets of the Fund for the fiscal year ended October 31, 1998, plus (ii) the assets, as of May 1, 1999, of certain affiliates of the Advisor managed (or to be managed) by Capital Guardian. The difference in the fee that was actually paid under the Current Sub-Advisory Agreement and the fees that would have been paid under the Proposed Agreement is approximately 14.2% of the fees paid to Warburg during such fiscal year. All fees to be paid to Capital Guardian under the Proposed Agreement will be borne by the Advisor. Fees paid by the Fund to the Advisor would not be affected by the Proposed Agreement.


PORTFOLIO TRANSACTIONS AND BROKERAGE

  Brokerage and Research Services

     Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund will be made by the Advisor or Capital Guardian, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment decisions for the Fund will be made independently from those of the other accounts managed by the Advisor or Capital Guardian, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor or Capital Guardian are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or Capital Guardian to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor or Capital Guardian seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor and Capital Guardian will consider the factors that each deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Advisor may pay a broker or dealer who provides such services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Under the Proposed Agreement, Capital Guardian would, in placing orders with brokers and dealers, attempt to obtain the best net price and the most favorable execution of the Fund's orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, Capital Guardian would, in its discretion, be permitted to purchase and sell securities to and from brokers and dealers who provide the Trust with research advice and other services. The fees under the Advisory Agreements are not reduced by reason of their receiving such brokerage and research services.



     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or Capital Guardian, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if the affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Portfolio transactions for the Fund may be executed without restriction through brokers that are affiliated persons of the Trust solely because the broker is an affiliated person of the sub-advisor of another fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


  Brokerage Transactions with Affiliates


     During the four-month fiscal year ended October 31, 1998, the Fund did not pay any brokerage commissions to any broker then affiliated with the Trust, the Advisor, Warburg, or Capital Guardian.

OWNERSHIP OF SHARES AND VOTING INFORMATION


     As of April 26, 1999, the "Record Date", to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of the Record Date, the following persons owned of record or beneficially 5% or more of shares of the Fund:



                                                                              PERCENTAGE OF
                                                                 SHARES        OUTSTANDING
                                                              BENEFICIALLY       SHARES
                                                                 OWNED            OWNED
                                                              ------------    -------------
SAM Conservative Growth Portfolio...........................   5,046,451         34.87%
c/o WM Advisors
5200 E. 2nd St., 2nd Floor
Long Beach, CA 90803
SAM Strategic Growth Portfolio..............................   1,332,088          9.20%
c/o WM Advisors
5200 E. 2nd St., 2nd Floor
Long Beach, CA 90803
SAM Balanced Portfolio......................................   4,118,403         28.46%
c/o WM Advisors
5200 E. 2nd St., 2nd Floor
Long Beach, CA 90803


CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

     The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of the Advisor, is the President and a Trustee of the Trust, Monte D. Calvin, Director of the Advisor, is the Senior Vice President and Chief Financial Officer of the Trust, and Sandra A. Cavanaugh, Director of the Advisor, is Senior Vice President of the Trust.

     No persons act as both officers or Trustees of the Trust and officers or directors of Capital Guardian.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER


     The Fund's Transfer Agent is WM Shareholder Services, Inc. The Principal Underwriter is WM Funds Distributor, Inc. The principal business address of each is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.


OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on Proposal 1, or if sufficient votes in favor of Proposal 1 are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1, mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS


     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.



May 14, 1999

                                   APPENDIX A

                       INVESTMENT SUB-ADVISORY AGREEMENT

                           INTERNATIONAL GROWTH FUND

                          EFFECTIVE AS OF JULY 1, 1999

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA 90071

Ladies and Gentlemen:

     WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, hereby agrees with Capital Guardian Trust Company, (the "Sub-Advisor"), a trust company organized under the laws of the state of California, as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

     WM Advisors desires to employ the capital of the International Growth Fund (the "Fund"), a series of WM Trust II (the "Trust"), by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments to the Fund's Prospectus and Statement of Additional Information and the Trust's Master Trust Agreement to the Sub-Advisor on an on-going basis. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISOR


     Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Fund's investment adviser, the Sub-Advisor will, to the extent related to the scope of its duties reasonably contemplated under this Agreement,
(a) act in conformity with the Trust's Master Trust Agreement, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 (to the extent applicable to the Sub-Advisor) and the Internal Revenue Code of 1986, as the same may from time to time be amended; (b) make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (d) maintain appropriate records with respect to the securities transactions of the Fund and will furnish to the Trust's Board of Trustees such periodic, regular and special reports (including presentations by the Sub-Advisor's personnel primarily responsible for the day-to-day management of the Fund's portfolio) as the Board may reasonably request; (e) provide WM Advisors and its affiliates with such support with respect to the Fund as they may reasonably request; and (f) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Fund or WM Advisors with whatever market, economic, and transactional information that the Trust or WM Advisors may reasonably request relating to the investments that the Fund may hold or contemplate purchasing.

3.  BROKERAGE

     In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Fund and their shareholders. In assessing the best overall terms available for any Fund transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Fund, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research advice and other services.

4.  INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Fund, and will on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

5.  STANDARD OF CARE

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or WM Advisors in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

6.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, WM Advisors will pay the Sub-Advisor on the first business day of each quarter a fee for the previous quarter according to the schedule of fees detailed in Annex A attached to this Agreement. The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to WM Advisors for payment of fees due. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

7.  EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any other operating expenses of the Fund. In addition, the Fund may pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures mutually believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

9.  TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by WM Advisors, the Board of Trustees for the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10.  REPRESENTATIONS OF WM ADVISORS AND THE SUB-ADVISOR

     WM Advisors represents that (a) a copy of the Trust's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11.  INDEMNIFICATION

     WM Advisors shall indemnify and hold harmless the Sub-Advisor and its affiliates and their respective officers, directors and employees from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.  USE OF NAMES

          a. It is understood that the name "Capital Guardian Trust Company," the names of the Sub-Advisor's affiliates within The Capital Group Companies, Inc. (including, but not limited to the American Funds Group of mutual funds), and any derivative thereof or logo associated with such names are the valuable property of the Sub-Advisor and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust and/or Fund only with the prior written approval of the Sub-Advisor and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Trust and the Fund may use such name (or derivative or logo) without such prior written approval in offering materials of the Trust to the extent that (i) such materials simply list the Sub-Advisor as the Sub-Advisor to the Fund as part of a listing of the investment sub-advisers to the series or portfolios of the Trust with a pre-approved standard description of the Sub-Advisor's experience and duties hereunder;
     (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Sub-Advisor or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Trust's registration statement; or (iii) such materials are intended for internal use by the Trust and WM Advisors. In using information about the Sub-Advisor where pre-approval is not required, it shall be WM Advisors' responsibility to seek updates to such materials as it deems necessary. Such prior written approval of the Sub-Advisor shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Trust and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

          b. It is understood that the names "WM Trust II," and "WM Advisors, Inc." or any derivatives thereof or logos associated with such names are the valuable property of the Trust and/or WM Advisors and their affiliates and that the Sub-Advisor or its affiliates have the right to use such names (or derivatives or logos) in marketing materials of the Sub-Advisor or its affiliates only with the prior written approval of WM Advisors or the Trust, as applicable, and for so long as the Sub-Advisor is an investment sub-advisor to the Trust and/or the Fund; provided that the Sub-Advisor or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Sub-Advisor or its affiliates to the extent that (i) such materials simply list the Trust or the Fund as part of a listing of the investment companies advised by the Sub-Advisor or its affiliates with a brief description of the Trust or the Fund; (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Trust or WM Advisors, as applicable, or that is required to be disclosed by applicable law or regulation; or (iii) such materials are intended for internal use by the Sub-Advisor. Such prior written approval of WM Advisors or the Trust, as applicable, shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Advisor and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

14.  PROXY VOTING

     Except as specifically instructed by the Trustees of the Trust or WM Advisors, the Sub-Advisor shall exercise or procure the exercise of any voting rights attaching to investments of the Fund on behalf of the Fund.

15.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto.

16.  GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                                            Very truly yours,

                                                            WM Advisors, Inc.


Dated: -------------------------------------------------    By -------------------------------------------------
                                                               Name:
                                                               Title:

Accepted:

Capital Guardian Trust Company


By ----------------------------------------------------     Dated: ----------------------------------------------
   Name:
   Title:

                                                                         ANNEX A

1.  STANDARD FEE

     The minimum annual fee payable under this Agreement shall be $200,000.

     The fees payable under this Agreement shall be determined by reference to the following schedule based upon the average daily net assets of the Fund (as determined by the Trust's accounting agent pursuant to the Fund's pricing procedures) subject to reduction as described below:

On the first $25 million....................................   .75 of 1%
$25 million to $50 million..................................   .60 of 1%
$50 million to $250 million.................................  .425 of 1%
Over $250 million*..........................................  .375 of 1%

---------------
* This breakpoint will be applied to the extent the aggregate non-U.S./global, regional, single country (excluding U.S.) equity, and fixed-income (emerging markets) assets of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates exceed $250 million.

2.  ASSET AGGREGATION POLICIES

     For fee purposes, asset aggregation will apply to all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates, except for emerging market equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Account.

     For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

     For Eligible Accounts with different investment objectives and guidelines:

     - Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     - Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

     - The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

     The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

     If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

3.  FEE DISCOUNTS AND ELIMINATION OF FEE BREAKPOINTS

     The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Sub-Advisor or its affiliates:

Aggregated fees between $1.25 million to $4 million.........     5% discount
Aggregated fees between $4 million to $8 million............   7.5% discount
Aggregated fees between $8 million to $12 million...........    10% discount
Aggregated fees over $12 million............................  12.5% discount

     For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds with internally charged fees managed by Sub-Advisor and its affiliates (except for investments in American Funds' mutual funds). The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

     If total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

     To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

     Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

     Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market values alone will not cause the reinstatement of a lower discount level or fee breakpoints.

                     WM TRUST II INTERNATIONAL GROWTH FUND


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-JUNE 23, 1999



    The undersigned hereby appoints William G. Papesh, Monte D. Calvin, Sandra
A. Cavanaugh, and John T. West and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the INTERNATIONAL GROWTH FUND, a series of WM Trust II, on June 23, 1999 at 10:00 a.m. Pacific time, and any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.



PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



                                                  NOTE:  PLEASE SIGN EXACTLY AS
                                                  YOUR NAME APPEARS ON THIS
                                                  PROXY CARD. All joint owners
                                                  should sign. When signing as
                                                  executor, administra-
                                                  tor, attorney, trustee or
                                                  guardian or as custodian for a
                                                  minor, please give full title
                                                  as such. If a corporation,
                                                  please sign in full corporate
                                                  name and indicate the signer's
                                                  office. If a partnership, sign
                                                  in the partnership name.


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature (if held jointly)

                                    --------------------------------------------
                                    Date

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED


         HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY


                        WILL BE VOTED FOR THE PROPOSAL.



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.



                            Please vote by filling in the appropriate box below.



                                                              For    Against    Abstain


                                                              [ ]      [ ]        [ ]
1.  To approve the proposed Sub-Advisory Agreement with
    respect to the International Growth Fund between WM
    Advisors, Inc. and Capital Guardian Trust Company.


--------------------------------------------------------------------------------


                        PLEASE SIGN ON THE REVERSE SIDE

                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


            IF YOU HAVE ANY QUESTIONS, YOU MAY CALL (800) 222-5852.


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